Exhibit 99.1

Bowman Announces Financial Results for Three and Six Months Ended June 30, 2024

Reston, Va., August 6, 2024 (BUSINESS WIRE) – Bowman Consulting Group Ltd. (Nasdaq: BWMN) (“Bowman” or the “Company”), a national engineering and infrastructure services firm supporting owners and developers of the built environment, today released financial results for the three and six months ended June 30, 2024.

“Despite challenges we faced this quarter with conversion of awards to revenue, our sales are strong, our backlog is growing, and our M&A pipeline remains robust,” said Gary Bowman, Chairman and CEO of Bowman. “We believe the infrastructure design and engineering market continues to present positive demand signals supported by significant funding as evidenced by our backlog being up nearly 5% from the end of last quarter and 19% year-over-year, excluding backlog acquired in Q2. We have been notified of selection on multiple large transportation projects which are taking longer than expected to work their way through the final contracting and notice to proceed process, delaying our ability to begin our work and earn the associated revenue. We remain optimistic that several of these will commence in earnest during the second half of the year. We continue to focus on sustainable, long-term organic revenue growth and margin improvement, and I am confident that adjustments we are making with respect to market focus and labor will benefit our ability to deliver improvements on both fronts throughout the remainder of this year and into 2025.”

“Acquisitive growth continues to be a significant ingredient in our long-term strategy,” continued Bowman. “Nonetheless, we recognize that organic growth remains a critical element of our success. Our diversification into transportation, power and utilities, water, mining and other emerging markets has contributed to a decreasing concentration of building infrastructure in our business and is paying dividends. Excluding all acquisitions closed during 2023 and 2024, year-over-year organic growth from non-building infrastructure verticals during the first half of 2024 was approximately 14% when compared to the same period last year. This gain was unfortunately offset by organic contraction of our building infrastructure vertical during the same period, excluding the same acquisitions. While we have continued to deliver strong nominal growth in our building infrastructure practice through acquisitions, we believe a lower interest rate environment will release sufficient pent-up demand to generate a rebound in organic growth.”

Financial Results for the Three Months Ended June 30, 2024, Compared to June 30, 2023:

•	Gross contract revenue of $104.5 million, compared to $82.8 million, a 26% increase

•	Year-over-year increase in organic gross revenue[1] of 5%

•	Net service billing[2] of $94.0 million, compared to $73.8 million, a 27% increase

•	Year-over-year increase in organic net service billing[1] of 6%

•	Net loss of $2.0 million[3], compared to net loss of $0.6 million

•	Adjusted EBITDA[2] of $13.4 million, compared to $11.1 million, a 21% increase

•	Adjusted EBITDA margin, net [2] of 14.3% compared to 15.0%, a 70-bps decrease

Financial Results for the Six Months Ended June 30, 2024, Compared to June 30, 2023:

•	Gross contract revenue of $199.4 million, compared to $158.9 million, a 25% increase

•	Year-over-year increase in organic gross revenue[1] of 9%

•	Net service billing[2] of $179.7 million, compared to $141.4 million, a 27% increase

•	Year-over-year increase in organic net service billing[1] of 10%

•	Net loss of $3.6 million[3], compared to net loss of $0.1 million

•	Adjusted EBITDA[2] of $25.5 million, compared to $20.7 million, a 23% increase

•	Adjusted EBITDA margin, net [2] of 14.2% compared to 14.7%, a 50-bps decrease

•	Gross backlog[2] of $352 million, compared to $295 million, a 19% increase

Items of Note During the Quarter:

•	On April 1, 2024, the Company closed on a $51 million equity offering

•	On April 4, 2024, the Company closed on the acquisition of Surdex Corporation

•	On April 17, 2024, the Company closed on the acquisition of Moore Consulting Engineers

•

On May 2, 2024, the Company closed on a new $100 million accordion-style syndicated revolving credit facility with Bank of America, N.A. and TD Bank, N.A., replacing the Company’s $70 million facility with Bank of America

•	On May 3, 2024, the Company closed on a new $11 million cash-out refinancing of its Surdex aviation assets

•	Reversed uncertain tax position (UTP) with respect to changes to Section 174 R&D expense deductibility

Subsequent Events of Note:

•	On July 11, 2024, the Company closed on the acquisition of Element Engineering

•	On July 17, 2024, the Company closed on the acquisition of FCS Group

Non-GAAP Adjusted Earnings per Share:

In connection with the release of financial results the Company reported the non-GAAP financial metric of Adjusted (Loss) Earnings per Share3 (“Adjusted EPS”) as follows:

For the three months ended June 30, 2024, compared to June 30, 2023:

•	Basic Adjusted EPS was ($0.03) compared to $0.15

•	Diluted Adjusted EPS was ($0.03) compared to $0.13

For the six months ended June 30, 2024, compared to June 30, 2023:

•	Basic Adjusted EPS was $0.17 compared to $0.43

•	Diluted Adjusted EPS was $0.16 compared to $0.39

Updating FY 2024 Guidance

The Company is adjusting its full year 2024 outlook for net service billing2 to be in the range of $375 to $385 million and Adjusted EBITDA2 to be in the range of $58 to $63 million. The current outlook for 2024 is based on completed acquisitions as of the date of this release and does not include contributions from any future acquisitions. Management discusses the Company’s acquisition pipeline and its prospective impact during regularly scheduled earnings calls.

Q2 2024 Earnings Webcast

Bowman will host an earnings webcast to discuss the results of the quarter as follows:

Date: Time: Hosts: Where:	August 7, 2024 9:00 a.m. Eastern Time Gary Bowman, Chairman and CEO and Bruce Labovitz, Chief Financial Officer http://investors.bowman.com

1 Calculation excludes revenue from acquisitions closed after 06/30/23 with revenue recognized from acquisitions closed on or before 06/30/23 reclassified as non-acquisition revenue in prior periods. Allocation of revenue to integrated acquired companies is based solely on performance of work. Calculation of organic growth does not include or contemplate any pro-forma normalization of revenue from acquisitions prior to closing.

2 Non-GAAP financial metric the Company believes offers valuable perspective on results of operations. See Non-GAAP tables below for reconciliations.

3 To calculate Adjusted EPS, the Company adds back non-reoccurring expenses specific to acquisitions, non-cash stock compensation expense associated with pre-IPO grants, and other expenses not in the ordinary course of business. With respect to the elimination of any non-cash stock compensation expense, the Company computes an adjusted tax expense or benefit which accounts for the elimination of any periodic windfall or shortfall tax effects resulting from the difference between grant date fair value and vest date value. With respect to all other eliminations, the Company applies its average marginal statutory tax rate, currently 25.6%, to derive the tax adjustment associated with the elimination of these expenses. A reconciliation of non-GAAP Adjusted EPS to GAAP EPS, both basic and diluted, is included with this press release for reference.

About Bowman Consulting Group Ltd.

Headquartered in Reston, Virginia, Bowman is a national engineering services firm delivering infrastructure solutions to customers who own, develop, and maintain the built environment. With over 2,200 employees and more than 90 offices throughout the United States, Bowman provides a variety of planning, engineering, geospatial, construction management, commissioning, environmental consulting, land procurement and other technical services to customers operating in a diverse set of regulated end markets. Bowman trades on the Nasdaq under the symbol BWMN. For more information, visit bowman.com or investors.bowman.com.

Investor Relations Contacts:

Bruce Labovitz ir@bowman.com (703) 464-1029	Betsy Patterson ir@bowman.com (310) 622-8227

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical fact, including statements regarding our future results of operations and financial position, business strategy and plans and objectives for future operations, are forward-looking statements and represent our views as of the date of this press release. The words “anticipate”, “believe”, “continue”, “estimate”, “expect”, “intend”, “may”, “will”, “goal” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs, These forward-looking statements are subject to several assumptions and risks and uncertainties, many of which involve factors or circumstances that are beyond our control that could affect our financial results. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements contained in this news release. Such factors include: (a) changes in demand from the local and state government and private clients that we serve; (b) general economic conditions, nationally and globally, and their effect on the market for our services; (c) competitive pressures and trends in our industry and our ability to successfully compete with our competitors; (d) changes in laws, regulations, or policies; and (e) the “Risk Factors” set forth in the Company’s most recent SEC filings. Considering these risks, uncertainties and assumptions, the future events and trends discussed in this press release may not occur and actual results could differ materially and adversely from those anticipates or implied in any forward-looking statements. Except as required by law, we are under no obligation to update these forward-looking statements after the date of this press release, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Non-GAAP Financial Measures and Other Key Metrics

We supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, with certain non-GAAP financial measures, as described below, to help represent, explain, and understand our operating performance. These non-GAAP financial measures may be different than similarly referenced measures used by other companies. The non-GAAP measures are intended to enhance investors’ overall understanding and evaluation of our financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We present these non-GAAP financial measures to assist investors in seeing our financial performance in a manner more aligned with management’s view and believe these measures provide additional tools by which investors can evaluate our core financial performance over multiple periods relative to other companies in our industry. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the financial tables accompanying this press release.

BOWMAN CONSULTING GROUP LTD.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Amounts in thousands except per share data)

	June 30, 2024	December 31, 2023
	(Unaudited)
ASSETS
Current Assets
Cash and equivalents	$23,143	$20,687
Accounts receivable, net	99,368	87,565
Contract assets	42,193	33,520
Notes receivable - officers, employees, affiliates, current portion	1,151	1,199
Prepaid and other current assets	9,544	11,806

Total current assets	175,399	154,777
Non-Current Assets
Property and equipment, net	44,636	27,601
Operating lease, right-of-use assets	40,316	40,743
Goodwill	123,587	96,393
Notes receivable	903	903
Notes receivable - officers, employees, affiliates, less current portion	1,113	1,119
Other intangible assets, net	55,840	46,294
Deferred tax asset, net	20,166	33,780
Other assets	1,427	1,175

Total Assets	$463,387	$402,785

LIABILITIES AND EQUITY
Current Liabilities
Revolving credit facility	27,848	45,290
Accounts payable and accrued liabilities	69,163	44,394
Contract liabilities	7,873	7,481
Notes payable, current portion	15,169	13,989
Operating lease obligation, less current portion	10,059	9,016
Finance lease obligation, current portion	9,182	6,586

Total current liabilities	139,294	126,756
Non-Current Liabilities
Other non-current obligations	5,353	42,288
Notes payable, less current portion	22,541	13,738
Operating lease obligation, less current portion	36,332	37,660
Finance lease obligation, less current portion	19,099	14,408
Pension and post-retirement obligation, less current portion	5,184	4,654

Total liabilities	$227,803	$239,504

Shareholders’ Equity
Preferred Stock, $0.01 par value; 5,000,000 shares authorized, no shares issued and outstanding as of June 30, 2024 and December 31, 2023	—	—
Common stock, $0.01 par value; 30,000,000 shares authorized as of June 30, 2024 and December 31, 2023; 20,570,916 shares issued and 17,599,049 outstanding, and 17,694,495 shares issued and 15,094,278 outstanding as of June 30, 2024 and December 31, 2023, respectively	206	177
Additional paid-in-capital	303,453	215,420
Accumulated other comprehensive income	569	590
Treasury stock, at cost; 2,971,867 and 2,600,217, respectively	(38,531)	(26,410)
Stock subscription notes receivable	(53)	(76)
Accumulated deficit	(30,060)	(26,420)

Total shareholders’ equity	$235,584	$163,281

TOTAL LIABILITIES AND EQUITY	$463,387	$402,785

BOWMAN CONSULTING GROUP LTD.

CONDENSED CONSOLIDATED INCOME STATEMENTS

(Amounts in thousands except per share data)

(Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2024	2023	2023	2022
Gross Contract Revenue	$104,501	$82,755	$199,409	$158,855
Contract costs: (exclusive of depreciation and amortization below)
Direct payroll costs	39,096	32,075	76,776	60,919
Sub-consultants and expenses	10,520	8,963	19,738	17,501

Total contract costs	49,616	41,038	96,514	78,420

Operating Expenses:
Selling, general and administrative	49,154	38,340	93,874	71,965
Depreciation and amortization	7,181	4,719	13,177	8,285
(Gain) on sale	(215)	(226)	(311)	(237)

Total operating expenses	56,120	42,833	106,740	80,013

(Loss) Income from operations	(1,235)	(1,116)	(3,845)	422

Other expense	2,027	1,143	4,428	2,358

Loss before tax expense	(3,262)	(2,259)	(8,273)	(1,936)
Income tax (benefit)	(1,180)	(1,625)	(4,633)	(1,839)

Net loss	$(2,082)	$(634)	$(3,640)	$(97)

Earnings allocated to non-vested shares	—	—	—	—

Net loss attributable to common shareholders	$(2,082)	$(634)	$(3,640)	$(97)

Loss per share
Basic	$(0.13)	$(0.05)	$(0.24)	$(0.01)
Diluted	$(0.13)	$(0.05)	$(0.24)	$(0.01)
Weighted average shares outstanding:
Basic	16,301,926	12,276,173	15,064,827	12,022,550
Diluted	16,301,926	12,276,173	15,064,827	12,022,550

BOWMAN CONSULTING GROUP LTD.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Six Months Ended June 30,
	2024	2023
Cash Flows from Operating Activities:
Net Loss	$(3,640)	$(97)
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization - property, plant and equipment	6,023	4,620
Amortization of intangible assets	7,154	3,665
Gain on sale of assets	(311)	(237)
Credit losses	656	289
Stock based compensation	13,876	11,169
Accretion of discounts on notes payable	307	264
Deferred taxes	5,348	(7,339)
Changes in operating assets and liabilities
Accounts receivable	(6,080)	(10,885)
Contract assets	(4,366)	(5,267)
Prepaid expenses and other assets	4,063	(4,174)
Accounts payable and accrued expenses	(15,633)	9,535
Contract liabilities	(1,809)	523

Net cash provided by operating activities	5,588	2,066
Cash Flows from Investing Activities:
Purchases of property and equipment	(600)	(632)
Fixed assets converted to lease financing	(29)	—
Proceeds from sale of assets and disposal of leases	317	237
Payments received under loans to shareholders	54	108
Acquisitions of businesses, net of cash acquired	(20,347)	(15,408)
Collections under stock subscription notes receivable	23	48

Net cash used in investing activities	(20,582)	(15,647)

Cash Flows from Financing Activities:
Proceeds from common stock offering, net of underwriting discounts and commissions and other offering costs	47,151	—
(Repayments) Borrowings under revolving credit facility	(17,441)	21,189
Repayments under fixed line of credit	(345)	(283)
Proceeds from notes payable	6,209	—
Repayment under notes payable	(7,464)	(4,743)
Proceeds from finance leases	4,567	—
Payments on finance leases	(4,053)	(3,309)
Payments for purchase of treasury stock	(10,037)	(3,586)
Repurchases of common stock	(2,084)	—
Proceeds from issuance of common stock	947	777

Net cash used in financing activities	17,450	10,045

Net increase (decrease) in cash and cash equivalents	2,456	(3,536)

Cash and cash equivalents, beginning of period	20,687	13,282

Cash and cash equivalents, end of period	$23,143	$9,746

Supplemental disclosures of cash flow information:
Cash paid for interest	$3,457	$1,547

Cash paid for income taxes	$1,552	$745

Non-cash investing and financing activities
Property and equipment acquired under finance lease	$(6,755)	$(4,385)

Note payable converted to common shares	$(2,696)	$—

Issuance of notes payable for acquisitions	$(13,636)	$(7,825)

Issuance of contingent considerations	$(1,504)	$—

Settlement of contingent consideration	$567	$—

BOWMAN CONSULTING GROUP LTD.

RECONCILIATION OF EPS TO ADJUSTED EPS

(Amounts in thousands except per share data)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2024	2023	2024	2023
Net loss (GAAP)	$(2,082)	$(634)	$(3,640)	$(97)
+ tax (benefit) (GAAP)	(1,180)	(1,625)	(4,633)	(1,839)

Loss before tax expense (GAAP)	$(3,262)	$(2,259)	$(8,273)	$(1,936)
+ acquisition related expenses	1,936	772	3,286	1,621
+ amortization of intangibles	3,815	2,296	7,154	3,665
+ non-cash stock comp related to pre-IPO	1,121	1,742	2,678	3,464
+ other non-core expenses	414	113	813	113

Adjusted income before tax expense	$4,024	$2,664	$5,658	$6,927
Adjusted income tax expense	4,593	550	2,933	1,046

Adjusted net (loss) income	$(569)	$2,114	$2,725	$5,881

Adjusted earnings allocated to non-vested shares	—	285	229	773

Adjusted net (loss) income attributable to common shareholders	$(569)	$1,829	$2,496	$5,108

Loss per share (GAAP)
Basic	$(0.13)	$(0.05)	$(0.24)	$(0.01)
Diluted	$(0.13)	$(0.05)	$(0.24)	$(0.01)
Adjusted (loss) earnings per share (Non-GAAP)
Basic	$(0.03)	$0.15	$0.17	$0.43
Diluted	$(0.03)	$0.13	$0.16	$0.39
Weighted average shares outstanding
Basic	16,301,926	12,276,173	15,064,827	12,022,550
Diluted	16,301,926	13,176,766	15,766,765	12,930,018

Basic Adjusted (Loss) Earnings Per Share Summary - Non-GAAP	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2024	2023	2024	2023
Loss per share (GAAP)	$(0.13)	$(0.05)	$(0.24)	$(0.01)
Pre-tax basic per share adjustments	$0.38	$0.27	$0.62	$0.59

Adjusted earnings per share before tax expense	$0.25	$0.22	$0.38	$0.58
Tax expense per share adjustment	$0.28	$0.04	$0.19	$0.08

Adjusted (loss) earnings per share - adjusted net income	$(0.03)	$0.18	$0.19	$0.50

Adjusted earnings per share allocated to non-vested shares	$—	$0.03	$0.02	$0.07

Adjusted (loss) earnings per share attributable to common shareholders	$(0.03)	$0.15	$0.17	$0.43

Diluted Adjusted (Loss) Earnings Per Share Summary - Non-GAAP	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2024	2023	2024	2023
Loss per share (GAAP)	$(0.13)	$(0.05)	$(0.24)	$(0.01)
Pre-tax diluted per share adjustments	$0.38	$0.25	$0.60	$0.55

Adjusted earnings per share before tax expense	$0.25	$0.20	$0.36	$0.54
Tax expense per share adjustment	$0.28	$0.05	$0.19	$0.09

Adjusted (loss) earnings per share - adjusted net (loss) income	$(0.03)	$0.15	$0.17	$0.45

Adjusted earnings per share allocated to non-vested shares	$—	$0.02	$0.01	$0.06

Adjusted (loss) earnings per share attributable to common shareholders	$(0.03)	$0.13	$0.16	$0.39

BOWMAN CONSULTING GROUP LTD.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(Amounts in thousands except per share data)

Combined Statement of Operations Reconciliation	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2024	2023	2023	2022
Gross contract revenue	$104,501	$82,755	$199,409	$158,855
Contract costs (exclusive of depreciation and amortization)	49,616	41,038	96,514	78,420
Operating expense	56,120	42,833	106,740	80,013

(Loss) Income from operations	(1,235)	(1,116)	$(3,845)	$422
Other expense	2,027	1,143	4,428	2,358
Income tax (benefit)	(1,180)	(1,625)	(4,633)	(1,839)

Net loss	$(2,082)	$(634)	$(3,640)	$(97)

Net margin	(2.0)%	(0.8)%	(1.8)%	(0.1)%
Other financial information[1]
Net service billing	$93,981	$73,792	$179,671	$141,354
Adjusted EBITDA	13,412	11,053	25,541	20,725
Adjusted EBITDA margin, net	14.3%	15.0%	14.2%	14.7%

Gross Contract Revenue to Net Service Billing Reconciliation	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2024	2023	2023	2022
Gross contract revenue	$104,501	$82,755	$199,409	$158,855
Less: sub-consultants and other direct expenses	10,520	8,963	19,738	17,501

Net service billing	$93,981	$73,792	$179,671	$141,354

Adjusted EBITDA Reconciliation	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2024	2023	2023	2022
Net Service Billing	$93,981	$73,792	$179,671	$141,354
Net loss	$(2,082)	$(634)	$(3,640)	$(97)
+ interest expense	1,775	1,112	3,906	2,007
+ depreciation & amortization	7,181	4,719	13,177	8,285
+ tax (benefit)	(1,180)	(1,625)	(4,633)	(1,839)

EBITDA	$5,694	$3,572	$8,810	$8,356
+ non-cash stock compensation	6,077	6,888	13,938	11,322
+ transaction related expenses	—	123	—	123
+ settlements and other non-core expenses	414	113	813	113
+ acquisition expenses	1,227	357	1,980	811

Adjusted EBITDA	$13,412	$11,053	$25,541	$20,725
Adjusted EBITDA margin, net	14.3%	15.0%	14.2%	14.7%

[1]	Non-GAAP financial metrics the Company believes offer valuable perspective on results of operations. See Non-GAAP tables below for reconciliations.

BOWMAN CONSULTING GROUP LTD.

GROSS CONTRACT REVENUE COMPOSITION

(Unaudited)

	For the Three Months Ended June 30,
(dollars in thousands)	2024	%	2023	%	Change	%
Consolidated Gross Revenue
Building Infrastructure	55,903	53.5%	48,616	58.7%	7,287	15.0%
Transportation	19,233	18.4%	15,870	19.2%	3,363	21.2%
Power and Utilities	19,456	18.6%	15,585	18.8%	3,871	24.8%
Other Emerging Markets[1]	9,909	9.5%	2,684	3.3%	7,225	269.2%

Total	104,501	100.0%	82,755	100.0%	21,746	26.3%

	For the Three Months Ended June 30,
(dollars in thousands)	2024	%	2023	%	Change	% Change
Organic v Acquired Revenue
Organic	87,072	83.3%	82,755	100.0%	4,317	5.2%
Acquired[2]	17,429	16.7%	—	—%	17,429	n/a

Total	104,501	100.0%	82,755	100.0%	21,746	26.3%

	For the Six Months Ended June 30,
(dollars in thousands)	2024	%	2023	%	Change	%
Consolidated Gross Revenue
Building Infrastructure	108,689	54.5%	92,953	58.5%	15,736	16.9%
Transportation	37,361	18.7%	31,889	20.1%	5,472	17.2%
Power and Utilities	37,923	19.0%	28,909	18.2%	9,014	31.2%
Emerging Markets[1]	15,436	7.8%	5,104	3.2%	10,332	202.4%

Total	199,409	100.0%	158,855	100.0%	40,554	25.5%

	For the Six Months Ended June 30,
(dollars in thousands)	2024	%	2023	%	Change	% Change
Organic v Acquired Revenue[2]
Organic	172,974	86.7%	158,855	100.0%	14,119	8.9%
Acquired[2]	26,435	13.3%	—	—%	26,435	n/a

Total	199,409	100.0%	158,855	100.0%	40,554	25.5%

[1]	represents environmental, mining, water resources and other.
[2]	After four quarters post-closing, acquired revenue is reclassified as organic; this results in a change from previously reported numbers.

BOWMAN CONSULTING GROUP LTD.

GROSS BACKLOG BY CATEGORY AT JUNE 30, 2024

(Unaudited)

Category	Percentage
Building Infrastructure	48%
Transportation	27%
Power and Utilities	16%
Emerging Markets	9%

TOTAL	100%